Exhibit 21.1

                         RailAmerica, Inc. Subsidiaries

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3025619 Nova Scotia Limited                           Nova Scotia - Not Active
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Alabama Gulf Coast Railway LLC                        Delaware
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Arizona & California Railroad Company                 Delaware
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Arizona Eastern Railway Company                       Delaware
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California Northern Railroad Company                  Delaware
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California Western Railroad, Inc.                     Arizona - Not Active
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Cape Breton & Central Nova Scotia Railway             Nova  Scotia
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Cascade and Columbia River Railroad Company           Delaware
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Central Oregon & Pacific Railroad, Inc.               Delaware
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The Central Railroad Company of Indiana               Indiana
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Central Railroad Company of Indianapolis              Indiana
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Central Western Railway Corporation                   Alberta
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Connecticut Southern Railroad, Inc.                   Delaware
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Dakota Rail, Inc.                                     South Dakota - Not Active
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Dallas, Garland & Northeastern Railroad, Inc.         Texas
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Dallas, Garland & Northeastern Railroad, Inc.         Delaware - Not Active
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Delaware Valley Railway Company, Inc.                 Delaware - Not Active
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E&N Railway Company (1998) Ltd.                       British Columbia - Not Active
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Eastern Alabama Railway, Inc.                         Alabama
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Florida Rail Lines, Inc.                              Delaware - Not Active
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Freight Victoria Limited                              Australia-Sydney
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Goderich-Exeter Railway Company Limited               Ontario
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Huron and Eastern Railway Company, Inc.               Michigan
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Idaho Western Railway Co.                             California - Not Active
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Indiana & Ohio Central Railroad, Inc.                 Delaware
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Indiana & Ohio Railway Company                        Delaware
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I & O Rail Corp.                                      Delaware
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Indiana Southern Railroad, Inc.                       Delaware
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Kiamichi Holdings, Inc.                               Delaware - Not Active
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Kiamichi Railroad Company L.L.C.                      Delaware - Not Active
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Kyle Railroad Company                                 Kansas
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Kyle Railways, Inc.                                   Delaware - Not Active
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Lahaina Kaanapali & Pacific                           Hawaii (Known as Railroads of Hawaii)
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Marksman Corp.                                        Delaware - Not Active
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Mid-Michigan Railroad, Inc.                           Michigan
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Missouri & Northern Arkansas Railroad                 Arkansas
Company, Inc.
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New England Central Railroad, Inc.                    Delaware
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New StatesRail Holdings, Inc.                         Delaware - Not Active
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North Carolina & Virginia Railroad Company, Inc.      Delaware
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

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Ontario L' Original Railway, Inc.                     Ontario - Not Active
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Otter Tail Valley Railroad Company, Inc.              Minnesota
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Palm Beach Rail Holding, Inc.                         Delaware - Not Active
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ParkSierra Corp.                                      Delaware - Not Active
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Plainview Terminal Company                            Texas
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Prairie Holding Corporation                           Florida - Not Active
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Puget Sound & Pacific Railroad                        Delaware
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RailAmerica Luxembourg S.aR.L.                        Germany - Not Active
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Rail Line Holdings #1, Inc.                           Delaware - Not Active
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Rail Line Holdings #2, Inc.                           Delaware - Not Active
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Rail Operating Support Group, Inc.                    Delaware
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RailAmerica Australia Finance Pty Ltd.                Australia-Melbourne - Not Active
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RailAmerica Australia II, Inc.                        Delaware - Not Active
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RailAmerica Australia, Inc.                           Florida - Not Active
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RailAmerica Australia, Pty. Limited                   Australia-Melbourne - Not Active
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RailAmerica Canada Corp.                              Nova Scotia - Not Active
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RailAmerica Carriers, Inc.                            Ontario - Not Active
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RailAmerica de Chile, S.A.                            South America, Chile - Not Active
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RailAmerica Equipment Corp.                           Delaware - Not Active
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RailAmerica Intermodal Services, Inc.                 Delaware
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RailAmerica Transportation Corp.                      Delaware - Not Active
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RaiLink Acquisition, Inc.                             Delaware - Not Active
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RaiLink Canada, Ltd.                                  Ontario
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RailTex Acquisition Corp.                             Delaware - Not Active
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RailTex Canada, Inc.                                  Ontario - Not Active
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RailTex Distribution Services, Inc.                   Texas - Not Active
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RailTex International Holdings, Inc.                  Delaware - Not Active
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RailTex Logistics, Inc.                               Delaware - Not Active
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RailTex, Inc.                                         Texas - Not Active
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RL Funding Corp.                                      Nova Scotia - Not Active
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Saginaw Valley Railway Company, Inc.                  Delaware
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San Diego & Imperial Valley Railroad                  California
Company, Inc.
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San Joaquin Valley Railroad Co.                       California
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San Luis & Rio Grande Railroad, Inc.                  Delaware
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

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South Carolina Central Railroad Co., Inc.             South Carolina
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San Pedro Trails, Inc.                                Arizona
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Boston Central Freight Railroad, Inc.                 Delaware - Not Active
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South East Rail, Inc. (f/k/a South Central            Delaware - Not Active
Tennessee Railroad Corp.)
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StatesRail Equipment Company LLC                      Delaware
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StatesRail II Railroad Corp                           Delaware
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StatesRail, Inc.                                      Delaware
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Steel City Carriers, Inc.                             Ontario - Not Active
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SWKR Operating Co., Inc.                              Arizona
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Toledo, Peoria & Western Railroad Corporation         New York - Not Active
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Toledo, Peoria & Western Railway Corporation          New Jersey
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Trois-Rivieres Trailers, Inc. f/k/a Kalyn/Siebert     Quebec - Not Active
Canada, Inc.
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Ventura County Railroad Company                       Delaware
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West Texas and Lubbock Railroad Company, Inc.         Texas - Not Active
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Western Illinois Railway Company                      Delaware - Being Dissolved
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A & R Line, Inc.                                      Delaware
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J. K. Line, Inc.                                      Delaware
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